Convergence Core Plus Fund
Convergence Opportunities Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 25, 2018 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2017

This supplement amends the Summary Prospectus, Prospectus and SAI for the Convergence Core Plus Fund and the Convergence Opportunities Fund, each dated March 30, 2017.

Permanent Closing of Investment Class Shares (Trading Symbols: MARVX and CIPVX)

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Convergence Investment Partners, LLC, the investment adviser to the Convergence Core Plus Fund and the Convergence Opportunities Fund (the “Funds”), has approved permanently closing the Investment Class shares of the Funds, effective immediately.  Accordingly, all references to Investment Class shares of the Convergence Core Plus Fund and the Convergence Opportunities Fund are hereby removed from the Summary Prospectus, Prospectus and SAI.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.